SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                November 21, 2008

                           AIR INDUSTRIES GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                          000-29245                        20-4458244
  --------                          ---------                        ----------
  State of                         Commission                       IRS Employer
Incorporation                      File Number                       I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors.

(b) On November 21, 2008, James A. Brown submitted his resignation as a director of our company. Mr. Brown served as our chairman from March 17, 2007 to September 21, 2008, and as co-chairman from February 13, 2007 to March 16, 2007. Mr. Brown was chief executive officer of our predecessor, Ashlin Development Corporation, from September 2004 to November 30, 2005 and was Ashlin's chairman of the board from May 2003 to November 30, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2008

                                 AIR INDUSTRIES GROUP, INC.

                                 By: /s/ Peter D. Rettaliata
                                     -------------------------------------
                                     Peter D. Rettaliata
                                     President and Chief Executive Officer